Exhibit 10.9

Execution Version

OMNIBUS AMENDMENT

(Mezzanine Loan)

THIS OMNIBUS AMENDMENT (this “Amendment”) is entered into as of September 28, 2015 by and among H/2 Special Opportunities III Corp., H/2 Credit Partners Master Fund Ltd., H/2 Investors, Ltd., H/2 Investors II, L.P. and H/2 Targeted Return Strategies II Ltd. (together with their respective successors and assigns, individually or collectively, as the context may require “Lender”), Seritage SRC Mezzanine Finance LLC, a Delaware limited liability company (together with its permitted successors and assigns, “SRC Borrower”), and Seritage KMT Mezzanine Finance LLC, a Delaware limited liability company (together with its permitted successors and assigns, “KMT Borrower” and, with SRC Borrower, individually or collectively, as the context may require, “Borrower”) and Seritage Growth Properties, a Maryland real estate investment trust (together with its permitted successors and assigns, “Seritage REIT”), and Seritage Growth Properties, L.P., a Delaware limited partnership (together with its permitted successors and assigns, “Seritage OP” and together with Seritage REIT, collectively, jointly and severally “Guarantor”), and amends (i) that certain Mezzanine Loan Agreement, dated as of July 7, 2015, by and between Lender and Borrower (the “Loan Agreement”) and (ii) that certain Guaranty, dated as of July 7, 2015, by Seritage REIT and Seritage OP for the benefit of Lender (the “Guaranty”).  Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Loan Agreement.

WHEREAS, the parties hereto desire to amend the Loan Agreement and the Guaranty in the manner hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective from and after the date hereof:

1. Definitions.

a. The following definitions in the Loan Agreement are hereby amended and restated in their entirety as follows:

“Acceptable Counterparty” means any counterparty to an Interest Rate Cap Agreement (or the guarantor of such counterparty’s obligations pursuant to a guaranty acceptable to Lender and the Rating Agencies) that has and maintains (a) either (i) a long term unsecured debt rating or counterparty rating of A-  or higher from S&P and A- or higher from Fitch if rated by Fitch, or (ii) a short term unsecured debt rating of A-2 or higher from S&P and F2 or higher from Fitch if rated by Fitch, and (b) a long term unsecured debt rating of A3 or higher from Moody’s.

“Eligible Account” means a separate and identifiable account from all other funds held by the holding institution that is either (a) an account or accounts (or subaccounts thereof) maintained with a federal or state‑chartered depository institution or trust company which complies with the definition of Eligible Institution or (b) a segregated trust account or accounts (or subaccounts thereof) maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity that has a Moody’s rating of at least “Baa3”, Fitch rating of at least “BBB-” or S&P rating of at least “BBB‑” and which, in the case of a state chartered depository institution or trust company, is subject to regulations substantially similar to 12 C.F.R. §9.10(b), having in either case a combined capital and surplus of at least $50,000,000.00 and subject to supervision or examination by federal and state authority.  An Eligible Account shall not be evidenced by a certificate of deposit, passbook or other instrument.

“JV Profits” means distributions of JV Capital Event Proceeds on any JV Interests in excess of the sum of (i) (a) (1) with respect to the GGP JV, $165,000,000, (2) with respect to the Macerich JV, $150,000,000 and (3) with respect to the Simon JV, $114,000,000 or (b) with respect to any JV Release Property, the Release Price paid by Borrower to obtain release of such JV Release Property plus (ii) in any case, additional invested capital and any applicable preferred return on such JV Interests in accordance with the applicable JV Documents.

“Lands’ End Master Lease” means that certain Master Lease Agreement by and between Sears, Roebuck and Co. as Landlord and Lands’ End, Inc. as Tenant, entered into as of April 4, 2014 and each effective as of February 1, 2014.

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“Property Release Threshold” means an amount equal to the difference of (i) $70,858,696.80 minus (ii) any amounts required to be deducted therefrom in accordance with Section 2.1(b)(ii) minus (iii) (x) any Designated Net Sales Proceeds deposited in the TI/LC Reserve Account and/or the Redevelopment Project Reserve Account in accordance with Section 2.2(a)(iv) multiplied by (y) the Loan Pro Rata Share.

“SHLD EBITDAR” means, with respect to any Test Period and the Properties subject to the SHLD Master Lease, the aggregate net income (which for the purposes of this calculation shall exclude all rents collected by the SHLD Master Tenant from any Affiliate of SHLD Master Tenant unless such Affiliate is a Tenant at the applicable Properties and also a tenant at similar properties owned or leased by SHLD and/or its subsidiaries under a master agreement in connection with a national or regional roll-out by such Tenant at Sears stores and/or Kmart stores) or loss for such Test Period calculated with respect to the operations of the SHLD Master Tenants at the Properties subject to the SHLD Master Lease on a Property-by-Property or “four wall” basis, determined in accordance with GAAP and adjusted by excluding (1) income tax expense, (2) consolidated interest expense (net of interest income), (3) depreciation and amortization expense, (4) any income, gains or losses attributable to the early extinguishment or conversion of indebtedness or cancellation of indebtedness, (5) gains or losses on discontinued operations and asset sales, disposals or abandonments, (6) impairment charges or asset write-offs, including, without limitation, those related to goodwill or intangible assets, Long-Lived Assets, and investments in debt and equity securities, in each case, in accordance with GAAP, (7) any noncash items of expense (other than to the extent such noncash items of expense require or result in an accrual or reserve for future cash expenses), (8) extraordinary gains or losses, (9) unusual or nonrecurring gains or items of income or loss and (10) SHLD Master Lease Rent for such Test Period; provided that each of net income and the foregoing adjustments shall be determined using the methodologies and practices of SHLD in effect as of the Closing Date as shown on Schedule K to the Mortgage Loan Agreement.

“Spread Maintenance Premium” means (i) with respect to any prepayment of the Loan in accordance with the terms of this Agreement or (ii) during the continuance of an Event of Default, an amount equal to the product of (a) the principal amount so prepaid, times (b) the applicable Spread, times (c) 1/360, times (d) the number of days from (but excluding) the conclusion of the Interest Accrual Period through which interest has been (or, in connection with such prepayment, will be) paid on such prepayment in accordance with this Agreement through and including the applicable Spread Maintenance Expiration Date; provided that no Spread Maintenance Premium shall be payable with respect to Excluded Prepayments.

b. The following definitions are hereby added to the Loan Agreement:

“Additional Conveyance Parcels” means those certain parcels relating to automotive centers associated with Property #1968 (Palm Desert, CA) and Property #1978 (Reno, NV) and a warehouse associated with Property #1089 (Anchorage, AK), each as more particularly described on Schedule T to the Mortgage Loan Agreement.

“Leased Additional Conveyance Parcel” means that certain parcel relating to an automotive center associated with Property #1968 (Palm Desert, CA), as more particularly described on Schedule T to the Mortgage Loan Agreement.

“Mortgage Loan Allocated Loan Amount” means the “Allocated Loan Amount” as defined in the Mortgage Loan Agreement.

2. Voluntary Prepayment.

a. Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

Borrower shall be prohibited from prepaying the Loan, in whole or in part, during the Lockout Period except in connection with (i) the application of Loss Proceeds following a Casualty or Condemnation with respect to a Property in accordance with Section 5.16 or pursuant to Section 2.1(c) or (ii) in connection with the release of one or more Properties in accordance with Section 2.2 or Section 2.3.  After the expiration of the Lockout Period, Borrower shall have the right, at its option, upon not less than 5 Business Days’ prior written notice to Lender (or such other notice period as specified), to prepay the Loan in whole or, to the extent provided in Section 1.1(d)(iii), Section 2.1(b), Section 2.1(c), Section 2.2 and Section 2.3 in part; provided that (x) Borrower shall pay to Lender simultaneously with such prepayment the applicable Spread Maintenance Premium, if any, (y) there is a simultaneous and pro rata prepayment of the Mortgage Loan with the result that, after giving effect to such prepayments, the Loan Pro Rata Share remains unchanged and (z) each prepayment of the Loan shall be accompanied by the amount of unpaid interest that would have accrued on the principal amount of the Loan to be prepaid through and including the last day of the Interest Accrual Period related to the Payment Date next occurring following the date of such prepayment or, if such prepayment occurs on a Payment Date, the amount of interest that would have accrued on the principal amount of the Loan to be prepaid through and including the last day of the Interest Accrual Period related to such Payment Date.  Borrower’s notice of prepayment may be rescinded with one (1) Business Days’ written

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notice by Borrower to Lender (subject to payment of any reasonable out‑of‑pocket costs and expenses actually incurred by Lender, including breakage costs actually incurred by Lender, resulting from such rescission).

b. Section 2.1(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

If the Debt Yield is less than the applicable 11.0% as of the end of any Test Period at any time, Borrower shall be permitted to (but not obligated to) prepay a portion of the Loan (together with a simultaneous pro rata prepayment by Mortgage Borrower of the Mortgage Loan) in the amount required to cause the Debt Yield to equal 11.0%, which prepayment shall be accompanied by interest on the principal amount so prepaid as required by Section 2.1(a), plus the applicable Spread Maintenance Premium.

c. The word “party” in the final sentence of Section 2.1(e) of the Loan Agreement is hereby replaced with the word “part”.

3. Property Releases.  The final sentence of Section 2.2(a)(iv) of the Loan Agreement is hereby amended and restated in its entirety as follows:

Notwithstanding the foregoing, Property Owner may, with respect to any Release Property, deposit a portion of the Net Sales Proceeds thereof in excess of 150% of the sum of the Allocated Loan Amount and the Mortgage Loan Allocated Loan Amount of such Release Property into the Redevelopment Project Reserve Account or the TI/LC Reserve Account (any such Net Sales Proceeds so deposited, “Designated Net Sales Proceeds”); provided that (1) the aggregate amount of the Designated Net Sales Proceeds deposited pursuant to this sentence and the corresponding sentence in Section 2.2(a)(iv) of the Mortgage Loan Agreement shall not exceed $75,000,000 during the life of the Loan and (2) not more than $50,000,000 in the aggregate of such Net Sales Proceeds shall remain in the Redevelopment Project Reserve Account and/or the TI/LC Reserve Account at any one time.

4. New Borrowers.  Section 9.30(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(iii) each of Seritage REIT and Seritage OP shall have duly executed and delivered to Lender a reaffirmation of the Guaranty and a reaffirmation of the Completion Guaranty;

5. Additional Conveyances.  The following is hereby added as new Section 5.25 to the Loan Agreement:

Section 5.25.  Additional Conveyances.

(a) Borrower represents and warrants that Property Owner and SHLD have agreed that the failure to convey the Additional Conveyance Parcels to Property Owner of record on the Closing Date was unintentional and each shall use reasonable best efforts to cause the conveyance to be completed expeditiously and in accordance with Section 8.1 (Further Assurances) of the SHLD PSA without additional consideration being required of any party to the SHLD PSA.

(b) Borrower shall, at Borrower’s sole cost and expense, use commercially reasonable efforts to, as promptly as reasonably practicable, (i) cause fee simple or ground leasehold, as applicable, interests in the Additional Conveyance Parcels to be conveyed to Property Owner pursuant to conveyance documentation prepared by Borrower and reasonably acceptable to the Lender, (ii) cause an owner’s policy of title insurance with a mezzanine endorsement in form and substance reasonably acceptable to Lender to be issued and a Survey to be provided with respect to each of the Additional Conveyance Parcels, (iii) provide Lender evidence of insurance satisfying the applicable requirements of the Mortgage Loan Agreement with respect to each of the Additional Conveyance Parcels , (iv) to the extent the Additional Conveyance Parcels were not included in the applicable reports provided to Lender in connection with origination of the Loan, provide Lender property condition reports, Environmental Reports and zoning reports with respect to each of the Additional Conveyance Parcels, in each case consistent with the forms and standards for reports provided to Lender in respect of Properties other than the Additional Conveyance Parcels in connection with origination of the Loan and reasonably acceptable to Lender and (v) execute such mortgages, deeds of trust, mortgage amendments or deed of trust amendments as the Lender may reasonably require in connection therewith, in each case in form and substance reasonably acceptable to the Lender.  This Section 5.25 shall supersede Section 5.9 of this Agreement and similar provisions of the Loan Documents with respect to the matters set forth herein.

(c) Notwithstanding the foregoing, Borrower shall not be required to cause Property Owner to take title to the leasehold interest in the Leased Additional Conveyance Parcel to the extent that, after the use of commercially reasonable efforts, it is unable to obtain the consent of the lessor in respect thereof or to enter into an amendment with such lessor to the lease in respect

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thereof that would permit the Leased Additional Conveyance Parcel to be used and developed by Property Owner consistent with the commercial standards applicable to the other Properties in all material respects.  If, after the use of commercially reasonable efforts, Borrower is unable to obtain the requisite consent and amendment, Borrower shall cause Property Owner to relinquish the right to the Leased Additional Conveyance Parcel to SHLD in exchange for the repayment by SHLD to the Property Owner of the purchase price paid by Property Owner for the Leased Additional Conveyance Parcel in the Transaction; provided, (i) Borrower shall cause Property Owner to cause such payment to be made or immediately deposited into the Redevelopment Project Reserve Account to be held or disbursed in accordance with the terms of this Agreement applicable to funds in the Redevelopment Project Reserve Account, and (ii) the “Base Rent” (as defined in the SHLD Master Lease) shall be decreased by the amount attributable to the Leased Additional Conveyance Parcel.

(d) Any reasonable out-of-pocket expenses actually incurred by Lender (including reasonable attorneys’ fees and expenses) in connection with Section 5.25(b) shall be paid by Borrower to Lender promptly (and in any event within five Business Days) following demand.

6. Definition of Indemnified Liabilities.  Section 1.2 of the Guaranty is hereby amended and restated in its entirety as follows:

1.2 Definition of Indemnified Liabilities.  As used herein, the term “Indemnified Liabilities” means all obligations and liabilities of Borrower pursuant to Section 9.19(b) and Section 9.19(c) of the Loan Agreement.

7. Virginia Beach Property.  Borrower has become aware that the legal description attached to the deed conveying the Property located in Virginia Beach, Virginia (Sears #1265) (the “Virginia Beach Property”) to Property Owner pursuant to the Approved Separation Transaction, contains the inaccuracies depicted on Exhibit A hereto, and Borrower hereby covenants to deliver, or cause Property Owner to deliver, with respect to the Virginia Beach Property, (i) an amended deed with a corrected legal description, (ii) an updated Survey, and (iii) an updated owner’s Title Insurance Policy in favor of Property Owner.

8. Waiver.  By their signatures below, the Lender hereby waives any Default or Event of Default, if any, arising from the failure of the Borrower to cause Property Owner to obtain title to the Additional Conveyance Parcels on the Closing Date and from the innacuracies in the deed conveying the Virginia Beach Property (as depicted on Exhibit A hereto), including without limitation any Default or Event of Default arising from the breach of a representation or warranty in any Loan Document relating to ownership of the Additional Conveyance Parcels or such inaccuracies.

9. Change of Notice Address.  Effective as of October 1, 2015, by its signature below each of Borrower and Guarantor hereby provide notice of a change in its notice address as follows for all purposes of the Loan Documents:

If to Borrower:

c/o Seritage Growth Properties, L.P.

489 Fifth Avenue

18th Floor

New York, NY 10017

Attention:     Matthew Fernand

Executive Vice President & General Counsel

mfernand@seritage.com

and

Mary Rottler

Executive Vice President, Operations and Leasing

mrottler@seritage.com

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with copies to:

Mayer Brown LLP

71 S. Wacker Dr.

Chicago, IL 60606

Attention:  Heather Adkerson

HAdkerson@mayerbrown.com

and:

Wachtell, Lipton, Rosen & Katz

51 W. 52nd Street

New York, NY 10019

Attention:  Josh Feltman

jafeltman@wlrk.com.

If to Guarantor:

Seritage Growth Properties

c/o Seritage Growth Properties, L.P.

489 Fifth Avenue

18th Floor

New York, NY 10017

Attention:     Matthew Fernand

Executive Vice President & General Counsel

mfernand@seritage.com

and

Mary Rottler

Executive Vice President, Operations and Leasing

mrottler@seritage.com

with copies to:

Mayer Brown LLP

71 S. Wacker Dr.

Chicago, IL 60606

Attention:  Heather Adkerson

HAdkerson@mayerbrown.com

and:

Wachtell, Lipton, Rosen & Katz

51 W. 52nd Street

New York, NY 10019

Attention:  Josh Feltman

jafeltman@wlrk.com.

10. Governing Law.  This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

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11. Successors and Assigns.  This Amendment shall be binding upon Guarantor and its successors and assigns, and shall be binding upon and inure to the benefit of Lender and its successors and assigns, including any subsequent holder of all or any portion of the Note.

12. Miscellaneous.  All of the terms and conditions of the Loan Documents, as modified or waived by this Amendment, are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms.  All references to the Loan Agreement and to the Guaranty in any Loan Document shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Loan Agreement and Guaranty as amended hereby and as hereafter amended, modified or extended from time to time. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Copies of originals, including copies delivered by facsimile, pdf or other electronic means, shall have the same import and effect as original counterparts and shall be valid, enforceable and binding for the purposes of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

LENDER:

H/2 SPECIAL OPPORTUNITIES III CORP.

By:
Name:	Daniel Ottensoser
Title:	Authorized Signatory

By:
Name:	Ben Doramus
Title:	Authorized Signatory

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Omnibus Amendment to Mezzanine Loan Documents

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H/2 CREDIT PARTNERS MASTER FUND LTD.

By:
Name:	Spencer B. Haber
Title:	Director

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Omnibus Amendment to Mezzanine Loan Documents

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H/2 INVESTORS, LTD.

By:
Name:	Spencer B. Haber
Title:	Director

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H/2 INVESTORS II, L.P.

By:	H/2 Investors II GP LLC, the general partner

By:
Name:	Spencer B. Haber
Title:	Managing Member

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Omnibus Amendment to Mezzanine Loan Documents

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H/2 TARGETED RETURN STRATEGIES II LTD.

By:
Name:	Spencer B. Haber
Title:	Director

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Omnibus Amendment to Mezzanine Loan Documents

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BORROWER:

SERITAGE SRC MEZZANINE FINANCE LLC,
a Delaware limited liability company

By:
Name:	Benjamin Schall
Title:	President

SERITAGE KMT MEZZANINE FINANCE LLC,
a Delaware limited liability company

By:
Name:	Benjamin Schall
Title:	President

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Omnibus Amendment to Mezzanine Loan Documents

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GUARANTOR:

SERITAGE GROWTH PROPERTIES,
a Maryland real estate investment trust

By:
Name:	Matthew Fernand
Title:	Executive Vice President, General
Counsel and Secretary

SERITAGE GROWTH PROPERTIES, L.P.,
a Delaware limited partnership

By:	Seritage Growth Properties, its general partner

By:
Name:	Matthew Fernand
Title:	Executive Vice President, General
Counsel and Secretary

Omnibus Amendment to Mezzanine Loan Documents

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Exhibit A

Virginia Beach Property Inaccuracies

Exhibit A